SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                              _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                        Date of Report: October 31, 2006





                            GS CLEANTECH CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                          59-3764931
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization)                               Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                10019
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(Address of principal executive offices)                              (Zip Code)

                                 (212) 994-5374
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               (Registrant's telephone number including area code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 31, 2006 GS CleanTech guaranteed the following obligations:

a. 14-month Term Note in the principal amount of $6,000,000 issued by NextGen Acquisition, Inc. to Stillwater Asset-Based Fund, LP;

b. 3-year Secured Convertible Debenture in the principal amount of $13,000,000 issued by GS AgriFuels Corporation to Cornell Capital Partners, LP.

GS CleanTech's guaranty was secured by a pledge of its assets.

The proceeds of the financing transactions were used to fund the acquisition by GS AgriFuels Corporation of NextGen Fuels, Inc.

GS AgriFuels Corporation is a subsidiary of GreenShift Corporation, which owns 80% of the equity in GS CleanTech Corporation. NextGen Acquisition, Inc. is a subsidiary of GS AgriFuels Corporation.

Information regarding the obligations and the acquisition may be found in the Current Report on Form 8-K being filed by GS AgriFuels Corporation simultaneous with the filing of this Current Report.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10-a Guaranty  Agreement  dated  October 25, 2006 among  Stillwater  Asset-Based
     Fund, LP and GreenShift Corporation, GS AgriFuels Corporation, GS Energy Corporation and GS CleanTech Corporation.

10-b Security  Agreement dated October 25, 2006 between  Stillwater  Asset-Based
     Fund, LP and GS CleanTech Corporation.

10-c Security Agreement dated October 25, 2006 among GS AgriFuels Corporation, its subsidiaries, GreenShift Corporation, GS Energy Corporation and GS CleanTech Corporation and Cornell Capital Partners, LP.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GS CLEANTECH CORPORATION

                              By: /s/ Kevin Kreisler
                                  ---------------------------------
                                      Kevin Kreisler, Chief Executive Officer